UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submissions of Matters to a Vote of Security Holders.

The Western Union Company (the “Company”) held its Annual Meeting of Stockholders on Friday, May 14, 2010. At the Annual Meeting, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company for a three-year term, and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010. The final voting results for the matters voted upon at the meeting are as follows:

Proposal 1: Election of Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dinyar S. Devitre	528,909,929	5,072,865	247,747	50,586,075
Christina A. Gold	497,820,659	36,163,542	246,340	50,586,075
Betsy D. Holden	503,687,818	30,297,098	245,380	50,586,320
Wulf von Schimmelmann	516,007,974	17,957,940	264,382	50,586,320

Proposal 2: Ratification of Selection of Auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
576,383,265	8,222,216	210,890	245

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: May 18, 2010	By:	/s/ Sarah J. Kilgore
	Name:	Sarah J. Kilgore
	Title:	Senior Vice President and Assistant Secretary